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                                                                  EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report, dated October 24, 2002, included in this Form 10-K.


                                                       /s/ Brown & Brown LLP

Boston, Massachusetts
October 25, 2002